EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the annual report of Sterling Equity Holdings, Inc. (the “Company”) on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Mathew, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas Mathew___________________
Thomas Mathew,
Principal Executive Officer and
  Principal Financial and Accounting Officer

April 12, 2005

A signed original of this written statement required by Section 906 has been provided to Sterling Equity Holdings, Inc. and will be retained by Sterling Equity Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.